1 2021 Third Quarter Earnings Conference Call Tuesday, October 26, 2021

2 Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward‐looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements relate to, among other things, expectations regarding the business environment in which we operate,  projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward‐ looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,”  “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward‐looking statements, the Company claims the protection provided for  in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or  achievements may differ significantly from the results, performance or achievements expressed or implied in any forward‐looking statements. The risks and  uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile  interest rates and related asset‐liability matching risk; liquidity risks; risk of significant non‐earning assets, and net credit losses that could occur, particularly  in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s  allowances for credit losses, including the timing and effects of the implementation of the current expected credit losses model; and regulatory risks  associated with current and future regulations, and the COVID‐19 pandemic and its impact on our financial position, results of operations, liquidity, and  capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10‐K. The Company  does not undertake, and specifically disclaims any obligation, to update any forward‐looking statements to reflect the occurrence of events or circumstances  after the date of such statements except as required by law.

3 Q3 2021 Financial Highlights Net Income $55.5MM EPS (diluted) $0.45 Gross Loans $13.42B Total Deposits $15.06B • Net interest income before provision (credit) for credit  loss increased 3% to $130.3 million, reflecting higher  interest income on investment securities and loans, as  well as lower interest expense on deposits • Net income increased 3% Q‐o‐Q to $55.5 million, or $0.45  per diluted common share • PPNR increased 1% to $65.4 million • ROTCE increased 21bps Q‐o‐Q to 13.71%; ROE increased  20bps to 10.61%; and ROA remained stable at 1.25% • New loan production reached a record high $1.01 billion,  up 13% from $894.1 million in 2Q21  • Excluding PPP and strategic loan sales and transfer to loans  held‐for‐sale (LHFS), loans receivable increased 3%  quarter‐over‐quarter • Noninterest bearing deposits increased 7% Q‐o‐Q and  accounted for a record high 40% of total deposits • Cost of interest bearing deposits decreased 6 basis points  Q‐o‐Q • Total cost of deposits decreased for the 8th consecutive  quarter, down 4bps Q‐o‐Q • Significant improvements in asset quality • Nonaccrual loans decreased 51% Q‐o‐Q • Substandard loans decreased 36% Q‐o‐Q • Robust macroeconomic forecasts and improved credit  quality and performance led to a reserve release of $10  million Loan Production Asset Quality Deposit TrendsEarnings & Profitability

Loan Production & Portfolio Trends



($ millions)
New Loan Originations Funded
Q-o-Q increase
2.88%
3.27%
3.44%[1]
3.37%[1]
3.36%
$782.4
$105
$433
$244
+8%
$844.2
$65
$439
$340
+0%
$847.1
$71
$160
$305
$311
+6%
$894.1
$53
$301
$20
$520
+13%
$1,009.2
$75
$344
$590
3Q20
4Q20
1Q21
2Q21
3Q21
CRE
PPP
C&I
Consumer
Average Rate
(Excluding PPP loans)

1 Represents average rate on new loans excluding PPP loans. Including PPP loans, the average rate on new loan originations was 3.32% for 2Q21 and 2.56% for 1Q21

- New loan originations funded increased to record high **$1.01 billion**
  - Strong contributions coming from all areas of lending, each of which achieved a higher level of production Q-o-Q
  - Mix of loan originations reflects a more diverse mix of loans, including more than a two-fold increase in multi-family loans, which drove higher CRE production in 3Q21
- In addition to new loan originations, purchased $113.9 million of 30-year adjustable-rate residential mortgage loans in 3Q21
- Aggregate payoffs and paydowns totaled $904.7 million vs. $890.8 million in 2Q21
  - Aggregate payoffs included higher SBA PPP loan forgiveness of $235.6 million vs. $164.5 million in 2Q21
- Excluding SBA PPP loan forgiveness and strategic loan sales and transfers to held-for-sale, loans receivable would have increased 3% Q-o-Q or 12% annualized
- Traditional SBA loan originations reached a record high of $115.0 million of which $105.0 million was SBA 7(a) loans vs. $77.7 million in 2Q21 of which $64.3 million was SBA 7(a)
- Residential mortgage originations of $75.0 million vs. $52.8 million in 2Q21
- Loan modification under CARES Act steadily decreased to 0.9% of total loans as of 9/30/2021 and expected to wind down to nearly zero by year-end

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5 $117.6 $120.8 $122.6 $126.6 $130.3 2.91% 3.02% 3.06% 3.11% 3.07% 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Income & NIM Net Interest Income NIM Net Interest Income and Margin  Net interest income increased 3% reflecting primarily reflecting  2% increase in interest income and 8% decrease in interest  expense  A 5% increase in the average balance of investment securities  contributed to a $1.5 million increase in interest income Q‐o‐Q  The net fee accelerations recognized from PPP forgiveness was  $3.2 million in 3Q21 vs. $1.8 million in 2Q21, contributing to  higher interest income +2% +3% +3% +3% Q‐o‐Q growth 5 consecutive quarters of  increasing net interest income 2Q21 3Q21 3.11% 3.07% Deposit  cost  decline Invest‐ ment yield  increase Average  cash  balance  increase Loan yield  decline Interest  bearing  deposit  balance  increase +4bps +2bps ‐8bps ‐1bps ‐1bps 3Q21 net interest margin decreased 4bps Q‐o‐Q

6 Interest Rate Risk 29% 50% 68% 33% 36% 71% 50% 32% 67% 64% 2.88% 3.27% 3.44% 1 3.37% 1 3.36% 3Q20 4Q20 1Q21 2Q21 3Q21 New Loan Fixed/Variable  and Average Rate Fixed Variable Avg Rate Variable 41% @3.27% 2 Fixed 31% @3.64% 2, 3 Hybrid 1 29% @4.12% 2 Fixed / Variable Breakdown 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable  interest rates (fixed as of 09/30/2021) 2 The weighted average rate represents coupon rate and excludes loan discount accretion  and interest on nonaccrual loans 3 Excluding SBA PPP loans, average yield for fixed rate loans is 3.87%1 Average rate on new loans including SBA PPP was 2.56% for 1Q21 and 3.32% for 2Q21 ‐1.3% 2.4% 4.8% ‐1.7% 3.5% 7.1% ‐1.9% 4.9% 9.8% ‐2.9% 5.7% 11.2% ‐4.50% ‐3.50% ‐2.50% ‐1.50% ‐0.50% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% 7.50% 8.50% 9.50% 10.50% 11.50% ‐100 bps +100 bps +200 bps Net Interest Income Sensitivity Q420    1Q21   2Q21    3Q21 Q420   1Q21   2Q21    3Q21 Q420    1Q21   2Q21    3Q21  Company positioned as asset sensitive at 9/30/2021  and expects to see increased net interest income as  interest rates rise  Variable rate loans as percentage of total loans  trending higher in 2021 and was 41% at 09/30/21  Significant increases in noninterest bearing demand  deposits throughout 2021 contributed to Company’s  asset sensitive position vs. year‐end 2020 (Excluding PPP loans) (As of 9/30/2021)

Noninterest Income

Customer-Related Fee Income* and Net Gain on Sale of Loans

($ millions)


$10.4
$10.2
$8.2
$9.9
$9.6
$2.9
$1.4
$0.9
$1.5
$1.0
$2.7
$1.6
$2.9
$0.9
$1.1
$0.7
$3.0
$2.1
$1.1
$0.8
$1.6
$0.8
$1.8
$2.4
$1.0
$1.3
$0.9
$1.6
$0.8
$1.8
$2.5
$0.8
$1.5
$0.8
$1.3
$0.9
$1.8
3Q20
4Q20
1Q21
2Q21
3Q21
Deposit Service Fees
Loan Related Fees and Income
Other Customer Related Fees
Gain on Sale of SBA Loans
International Service Fees
Wire Transfer Fees
Gain on Sale of Mortgage Loans

* Fee income excludes gain on sale of securities, MTM adjustments on derivatives, earnings on BOLI, gain on sale of fixed assets, and other income.

- Customer-related noninterest fee income and net gain on sale of loans decreased slightly to $9.6 million in 3Q21 vs. $9.9 million in 2Q21
  - $300,000 decrease driven mostly by lower loan servicing fees resulting from increase in SBA 7(a) loans payoffs and lower level of gain on sale of mortgage loans
- Company sold $31.3 million of the guaranteed portion of SBA 7(a) loans to the secondary market in 3Q21 vs. $30.0 million in 2Q21
- Company sold $40.2 million of residential mortgage loans and recorded gain on sale of mortgage loans of $781,000, vs. $42.6 million and $1.0 million, respectively, in 2Q21
  - Decrease in gain on sale of mortgage loans reflects lower amount of residential mortgage loan sales and lower premiums

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Noninterest Expense and Efficiency

Breakdown of Noninterest Expense & FTE

($ millions)



$73.4
$71.1
$70.4
$73.1
$75.5
$3.6¹
$7.3
$3.6
$18.3
$40.7
1,416
$2.4²
$7.6
$1.9
$18.3
$40.9
1,408
$7.0
$2.5
$19.7
$41.2
1,444
$2.1³
$6.3
$0.3
$22.1
$42.3
1,438
$6.4
$1.5
$20.6
$47.0
1,449
3Q20
4Q20
1Q21
2Q21
3Q21
Compensation
Credit related & OREO
Other non-core
Other core operating expenses⁴
Other
Full-time employee (FTE)

1 3Q20 noninterest expenses included FHLB prepayment fee of $3.6 million
2 4Q20 noninterest expenses included branch restructuring costs of $2.4 million
3 2Q21 noninterest expenses included software charge off expense of $2.1 million
4 Other core operating expenses include: Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment

Efficiency Ratio & Noninterest Expense to Average Assets



54.31%
53.77%
53.61%
53.12%
53.58%
1.73%
1.69%
1.65%
1.70%
1.70%
3Q20
4Q20
1Q21
2Q21
3Q21
Efficiency Ratio
Noninterest Expense/Avg Assets

- Noninterest expense increased to $75.5 million from $73.1 million in 2Q21
  - 3Q21 salaries and benefits include an increase in bonus reserves due to higher-than-expected financial performance
  - Employee base salaries increased Q-o-Q largely reflecting frontline additions, including new multi-family lending team, as well as wage increases to retain employees
  - Credit related expenses were within the normal fluctuation range but was higher by $1.2 million Q-o-Q
  - Professional fees decreased by $2.0 million Q-o-Q reflecting favorable outcome and closure of a litigation case
- Efficiency ratio fairly stable and noninterest expense to average assets maintained at 1.70%

Hope Bancorp

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9 $4.5 $4.8 $5.4 $5.6 $6.0 $4.8 $5.2 $5.0 $5.8 $5.9$0.3 $0.3 $0.3 $0.3 $0.3$4.4 $4.0 $3.6 $3.0 $2.9 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 Deposit Composition DDA MMA/NOW Savings Time Deposit Trends  Noninterest bearing demand deposits increased 7% Q‐o‐Q and  accounted for a record 40% of total deposits at 9/30/21  MMA & NOW deposits increased 1% Q‐o‐Q and accounted for  39% of total deposits at 9/30/21  Time deposits decreased 4% Q‐o‐Q and declined to 19% of  total deposits at 9/30/21  Total cost of deposits decreased 4bps Q‐o‐Q and total cost of  interest bearing deposits decreased 6bps  Net Loan‐to‐Deposit ratio at 9/30/21 was 88.2% vs. 89.9% as of  6/30/21 $15.06 0.73% 0.64% 0.56% 0.51%0.48% 0.44% 0.40% 0.36% 0.32%0.31%0.30%0.28%0.27%0.25%0.24% Jul‐20 Aug‐20 Sep‐20 Oct‐20 Nov‐20 Dec‐20 Jan‐21 Feb‐21 Mar‐21 Apr‐21 May‐21 Jun‐21 Jul‐21 Aug‐21 Sep‐21 Deposit Cost Trend Quarterly Cost of Deposits Monthly Cost of Deposits 0.26% 3Q21 0.30% 2Q21 0.36% 1Q21 0.48% 4Q20 $14.73$14.30$14.33$14.01 ‐1% +9% +9% +12% ($ billions) Q‐o‐Q growth annualized 0.64% 3Q20 $9.9 $9.5 $9.3 $9.0 $9.1 0.92% 0.71% 0.56% 0.48% 0.42% 3Q20 4Q20 1Q21 2Q21 3Q21 Average Interest Bearing Deposits &  Cost of Deposits Average Interest Bearing Deposits Cost of Interest Bearing Deposits ($ billions)

10 $22.0 $27.5 $3.3 ‐$7.0 ‐$10.0 0.12% 0.02% 0.06% 0.35% 1.28% 3Q20 4Q20 1Q21 2Q21 3Q21 Provision (Credit) for Credit Losses &  Net Charge Offs Provision for Credit Losses Net Charge Offs (annualized) ($ millions) Asset Quality $106.2 $123.2 $152.0 $167.1 $98.5 $18.4 $20.1 $18.5 $16.6 $15.2 0.74% 0.84% 0.99% 1.05% 0.64% 3Q20 4Q20 1Q21 2Q21 3Q21 Nonperforming Assets NPLs OREO NPAs/Total Assets $153.4 $184.9 $281.0 $294.6 $306.8 $318.5 $366.6 $379.0 $381.0 $243.7 3.60% 4.07% 4.82% 5.03% 4.10% 3Q20 4Q20 1Q21 2Q21 3Q21 Total Criticized Loans Substandard & Doubtful Special Mention Total Criticized Loans as a % of Gross Loans ($ millions) ($ millions) $113.7 $124.6 $143.3 $170.5 $183.7 $550.5 $471.9 $551.5 $660.0 $675.5  Asset quality improved significantly in 3Q21 primarily  reflecting:  Nonaccrual loans decreased 51% Q‐o‐Q  Substandard loans decreased 36% Q‐o‐Q  De‐risked loan portfolio of potentially problematic assets  through strategic loan sales of $29.6 million and transfers  to LHFS of $131.2 million in 3Q21  Net charge offs of $42.7 million largely reflects one large   relationship moved to nonaccrual status in 1Q21, along  with strategic loan sales and transfers to LHFS (Credit) for Credit Losses

11 Allocation of Allowance by Loan Type ($ thousands) Allocation of Allowance for Credit Losses  Q‐o‐Q Change  2Q21 to 3Q21Sep 30, 2020 Jun 30, 2021 Sep 30, 2021 Loan Type  Amount  Coverage  Ratio Amount  Coverage  Ratio Amount Coverage  Ratio Amount Coverage  Ratio Commercial RE $ 129,624  1.49% $ 155,253 1.76% $ 105,569 1.19% $ (49,684) ‐0.57% Residential  $ 208  0.38% $ 330 0.54% $ 371 0.62% $ 41 0.08% Commercial  $ 127,483  1.53% $ 153,266 1.80% $ 103,562 1.20% $ (49,705) ‐0.60% Construction  $ 1,933  0.62% $ 1,657 0.66% $ 1,636 0.66% $ (20) N/C Commercial Business $ 44,209  1.19% $ 29,500 0.74% $ 27,372 0.71% $ (2,128) ‐0.03% Residential Mortgage  $ 4,699  0.71% $ 3,612 0.66% $ 2,689 0.45% $ (923) 0.21% Consumer  $ 1,317  2.81% $ 1,087 2.31% $ 1,144 2.69% $ 57 0.38% Total Allowance  $ 179,849  $ 189,452 $ 136,774 ‐52,678 Coverage Ratio to  Loans Receivable 1.37% 1.41% 1.02% Excluding PPP 1.42% 1.47% 1.05% Excluding PPP & Including Discount on  Acquired Loans 1.63% 1.61% 1.16%

12 Strong Capital Position & Returns 13.16% 10.43% 11.44% 12.14% 12.42% 9.98% 11.01% 11.70% Total Risk‐ Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio 6/30/2021 9/30/2021 Maintaining strong levels of capital while enhancing capital returns • Quarterly common stock dividend of $0.14 per share • New $50 million stock repurchase program announced in 3Q21 • Repurchased 3,487,426 shares at average price of $13.51 as of 9/30/21 • $2.8 million remaining of current program $17.3 $17.3 $17.3 $17.3 $17.3 $47.2 3Q20 4Q20 1Q21 2Q21 3Q21 Dividends & Buybacks Dividends Buybacks Capital Positions ($ millions)

13 Near-Term Outlook  Loan Growth:  Robust loan pipeline and strengthened focus on business  development to lead to organic loan growth in the quarters ahead  Noninterest Expenses: Decreasing trend from 3Q21 to normalized range of $72  to $74 million  Net Interest Margin:  Relatively stable in 4Q21 in light stability in loan yields and  deposit costs, subject to excess liquidity pressures  Asset Quality:  Improving asset quality metrics as U.S. economy and borrowers  continue to recover from pandemic  Profitability:  Enhanced profitability metrics driven by robust loan production,  lower‐cost deposit mix and improved asset quality metrics

14 2021 Third Quarter Earnings Conference Call Q&A

Appendix: Non-GAAP Financials

Loans Receivable, excluding PPP forgiveness, strategic loan sales and transfer to loans held-for-sale

($ in thousands)	3Q21
Loans receivable beginning balance	**$ 13,424,301**
Loans receivable ending balance	**$ 13,418,691**
Loan balance change *(as reported)*	**$ (5,610)**
Quarter-over-Quarter change in loans receivable	**0.0%**
SBA PPP loan forgiveness *(payoffs)*	$ (235,612)
Strategic loan sales	(29,601)
Strategic transfers to LHFS	(131,176)
Loan balance change *(excluding PPP loan forgiveness, strategic loans sales and transfers to LHFS)*	**$ 390,779**
Quarter-over-Quarter change in loans receivable	**+ 2.9%**

Pre-provision Net Revenue (PPNR)

($ in thousands)	3Q21	2Q21	3Q20
Net interest income before provision (credit) for credit losses	$130,296	$126,577	$117,637
Noninterest income	10,617	11,076	17,513
Revenue	140,913	137,653	135,150
Less: noninterest expense	75,502	73,123	73,406
Pre-provision net revenue	**$65,411**	**$64,530**	**$61,744**

Return on Average Tangible Common Equity (ROTCE)

($ in thousands)	3Q21	2Q21	3Q20
Average stockholders' equity	$2,092,018	$2,066,016	$2,039,555
Less: goodwill and core deposit intangible assets, net	(472,918)	(473,445)	(475,010)
Average tangible common equity	$1,619,100	$1,592,571	$1,564,545
Net Income	$55,499	$53,763	$30,490
Return on average tangible common equity *(annualized)*	**13.71%**	**13.50%**	**7.80%**

Hope Bancorp

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